UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  MAY 24, 2002
                                                  ------------



                          AMERICAN BANKNOTE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                    001-3410                    13-0460520
           --------                    --------                    ----------
(State or Other Jurisdiction of      (Commission                 (IRS Employer
        Incorporation)               File Number)                  ID Number)

        560 SYLVAN AVENUE, ENGLEWOOD CLIFFS, NEW JERSEY               07632
        ------------------------------------------------              -----
        (Address of principal executive offices)                   (Zip Code)


        Registrant's Telephone Number, including area code: 201-568-4400




                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On December 8, 1999, American Banknote Corporation (the "Parent") filed a petition for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Bankruptcy Court confirmed the Parent's amended reorganization plan (the "Plan") on November 3, 2000. The Plan has not yet been consummated.

     On May 24, 2002, the Parent submitted its Disclosure Statement (the "Disclosure Statement") with respect to its proposed Fourth Amended Reorganization Plan (the "Amended Plan") to the Bankruptcy Court.

     In addition to the changes contemplated under the Plan, the Amended Plan provides for the conversion of the Parent's 11 5/8% Senior Unsecured Notes due August 1, 2002 (the "11 5/8% Senior Unsecured Notes") into the Parent's 10 3/8% Senior Secured Notes due June 1, 2002 (the "10 3/8% Senior Secured Notes"). Such a proposal would affect the holders of the 11 5/8% Senior Unsecured Notes in several ways, among other things, by permitting the Parent to pay both accrued and future interest in kind rather than in cash, and by extending the date upon which their notes will mature until January 31, 2005. In addition, however, holders of the 11 5/8% Senior Unsecured Notes would become secured creditors of the Parent, sharing in the security interests of the 10 3/8% Senior Secured Notes. Under the Amended Plan, the 10 3/8% Senior Secured Notes and the indenture governing the 10 3/8% Senior Secured Notes would also be modified to extend the maturity date of the 10 3/8% Senior Secured Notes until January 31, 2005, and to modify certain other provisions to afford the Parent somewhat greater flexibility in operating its business following consummation. The Amended Plan modifies the Plan in certain other respects as well. For a complete description of the Amended Plan, see the Disclosure Statement with Respect to Fourth Amended Reorganization Plan of American Banknote Corporation, as submitted to the Bankruptcy Court on May 24, 2002, and annexed as an exhibit hereto.

     As submitted to the Bankruptcy Court on May 24, 2002, the Disclosure Statement included the Amended Plan, attached as Exhibit A to the Disclosure Statement. The remaining exhibits to the Disclosure Statement, and all of the exhibits to the Amended Plan were, or will be, subsequently submitted to the Bankruptcy Court.

     The Amended Plan is subject, in all respects, to approval of the Bankruptcy Court, after solicitation or re-solicitation of any affected creditors, and there can be no guarantee that it will be confirmed or consummated in its current form.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

          2.1 Disclosure Statement with Respect to Fourth Amended Reorganization Plan of American Banknote Corporation, dated May 24, 2002.*

     * Includes Exhibits A ("Fourth Amended Reorganization Plan of American Banknote Corporation"), D ("Liquidation Analysis") and E ("Projected Financial Information") to the Disclosure Statement; and Exhibits I ("Second Supplemental Indenture") and P ("Post-Reorganization Officers and Directors") to the Amended Plan, attached as Exhibit A to the Disclosure Statement. For Exhibits B and C to the Disclosure Statement, see, respectively, the Parent's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2001, as amended, and its Quarterly Report on From 10-Q for the Fiscal Quarter Ended March 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN BANKNOTE CORPORATION


                                     By: /S/ STEVEN G. SINGER
                                         Steven G. Singer
                                         Chief Executive Officer, Chairman
                                         and Director


Dated: May 31, 2002